UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2009

EVERGREEN SOLAR, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 000-31687

Delaware	04-3242254
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

138 Bartlett Street Marlboro, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (508) 357-2221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 20, 2009, Evergreen Solar, Inc. (the “Registrant”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Jaffray & Co., as sole underwriter (the “Underwriter”), for the sale by the Registrant to the public of 37,000,000 shares of its common stock, par value $0.01 per share (the “Firm Shares”). The Firm Shares are being sold to the public at a price of $1.80 per share. The offering is scheduled to close on or about May 26, 2009, subject to customary closing conditions. The Registrant has granted the Underwriter a 30-day option to purchase an additional 5,550,000 shares of its common stock (together with the Firm Shares, the “Shares”).

The Underwriting Agreement contains customary representations, warranties and covenants by the Registrant. It also provides for customary indemnification by each of the Registrant and the Underwriter for losses or damages arising out of or in connection with the sale of the Shares.

The offering is being made pursuant to a registration statement on Form S-3 (File No. 333-158770) filed with the Securities and Exchange Commission on April 24, 2009, as amended, in the form in which it became effective on April 30, 2009 (the “Registration Statement”), and the prospectus included in the Registration Statement, as supplemented by the preliminary prospectus supplement relating to the Shares (the “Preliminary Prospectus Supplement”) filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), on May 20, 2009 and a final prospectus supplement relating to the Shares (the “Final Prospectus Supplement”) filed pursuant to Rule 424(b) of the Securities Act on May 21, 2009.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement.

The Underwriter has in the past performed investment banking and related services for the Registrant and was paid customary fees. The Underwriter was an underwriter of the Registrant’s offering of its 4% senior convertible notes due 2013 in July 2008. From time to time in the ordinary course of their respective businesses, the Underwriter and certain of its affiliates may in the future engage in investment banking transactions with the Registrant and its affiliates.

Item 8.01.	Other Events.

The information set forth in Item 1.01 with respect to offering is hereby incorporated herein by reference.

The Registrant is filing the opinion of its counsel, Goodwin Procter LLP, as Exhibit 5.1 hereto, regarding the legality of the Shares. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated May 20, 2009.

5.1	Legal Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (included in the opinion filed as Exhibit 5.1 herein).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC. (Registrant)

By:	/s/ Richard M. Feldt
Richard M. Feldt
President, Chief Executive Officer and Chairman

Date: May 22, 2009